SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2004

BBMF Corporation
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-27989 (Commission File Number)	88-0286466 (I.R.S. Employer Identification No.)

Room 4302, 43rd Floor, China Resources Building
26 Harbour Road, Wan Chai, Hong Kong SAR
(Address of principal executive offices) (Zip code)

+852 2116 8509
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES

Item 2.01 Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed on September 28, 2004 to include financial statements and pro forma financial information referred to in Item 9.01 below in connection with the Mobile Business Sales and License Agreement dated September 27, 2004 (the “Agreement”) with Atlus Co., Ltd., a corporation organized and existing under the laws of Japan (“Atlus”).

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

     Audited financial statements of Atlus as of and for the two financial periods of March 31, 2004 and March 31, 2003 and for the interim periods of September 30, 2004 and September 30, 2003. Such audited financial statements reflect Atlus’ mobile operations as conducted by Atlus.

(b)	Pro Forma Financial Information.

     Unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2004 and for the year ended December 31, 2003. The pro forma financial statements combine Atlus’ mobile financial statements with BBMF’s financial statements. The pro forma financial information is being furnished solely for informational purpose and is not indicative of the combined results of operations or financial position that might have been achieved for the periods or dates indicated, nor is it necessary indicative of the future results of the combined company.

(c)	Exhibits.

3.1(*)	Form of Common Purchase Agreement, each dated September 27, 2004, each entered into by and between the Company and certain investors including Atlus Co. Ltd.

99(*)	Press Release of the Company dated September 28, 2004

* As previously filed with the Commission as an exhibit to the Company’s Current Report on Form 8-K filed on September 28, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BBMF Corporation (Registrant)
Date: December 7, 2004	By:	/s/ Antony Ren Haw
Antony Ren Haw IP, President

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Atlus Co., Ltd.

We have audited the accompanying balance sheets of the Mobile Distribution Business of Atlus Co. Ltd. as of March 31, 2003 and 2004 and the related statements of operations and cash flows for the years then ended. These statements are the responsibility of Atlus Co. Ltd.’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Mobile Distribution Business of Atlus Co. Ltd. as of March 31, 2003 and 2004, and the related statements of operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared from records maintained by Atlus Co. Ltd. and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Mobile Distribution Business had been operated as an independent company. Portions of certain expenses represent charges and allocations made from Atlus Co. Ltd. applicable to the Mobile Distribution Business, most of which are transacted at amounts which approximate “cost” rather than market rates for similar transactions with companies outside of Atlus Co. Ltd.

BDO McCabe Lo & Company

Hong Kong, December 6, 2004

Mobile Distribution Business
(A Business of Atlus Co. Ltd.)

Statement of Operations
Year Ended March 31, 2004 and 2003

(Expressed in US Dollars)
	2004	2003
Net Sales	$939,481	$1,156,026
Cost of sales	(276,413)	(421,259)

Gross profit	663,068	734,767
General and administrative expenses	(421,913)	(389,265)

Income before tax	$241,155	$345,502
Tax	(100,486)	(150,640)

Net income	$140,669	$194,862

The accompanying notes are an integral part of these carve out financial statements.

Mobile Distribution Business
(A Business of Atlus Co. Ltd.)

Balance Sheets
As of March 31, 2004 and 2003

(Expressed in US Dollars)
	2004	2003
ASSETS
Current assets
Work in progress	$239,903	$—

Total current assets	$239,903	—
Intangible assets (Capitalized software costs)	34,054	45,406
Equipment (Note 3)	34,938	48,601

Total assets	$308,895	$94,007

LIABILITIES AND DIVISIONAL EQUITY
Current Liabilities
Accounts payables	$99,235	$98,716

Total current liabilities	99,235	98,716
Divisional equity	209,660	(4,709)

	$308,895	$94,007

The accompanying notes are an integral part of these carve out financial statements

Mobile Distribution Business
(A Business of Atlus Co. Ltd.)

Statement of Cash Flows
Year Ended March 31, 2004 and 2003

(Expressed in USD Dollars)
	2004	2003
Cash flows from operating activities
Net profit	$241,155	$345,502
Adjustments to reconcile net profit to net cash used in operating activities
Depreciation	15,924	22,766
Amortization	11,351	11,351
Changes in:
Work in progress	(239,903)	—
Accounts payable	519	41,348

Net cash provided by operating activities	29,046	420,967

Cash flows from investing activities
Acquisition of intangible assets (capitalized software costs)	—	(56,757)
Acquisition of equipment	(2,260)	—

Net cash used in investing activities	(2,260)	(56,757)

Cash flows from financing activities
Withdrawal from parent	(26,786)	(364,210)

Net cash used in financing activities	(26,786)	(364,210)

Net increase in cash and cash equivalents	—	—
Cash and cash equivalents at beginning of period	—	—

Cash and cash equivalents at end of period	—	—

The accompanying notes are an integral part of these carve out financial statements.

NOTE 1 — DESCRIPTION OF BUSINESS

The accompanying financial statements reflect the carved-out operations of the mobile games and contents distribution business of Atlus Co. Ltd. (“Atlus”), which was acquired by BBMF Corporation (“BBMF” or “the Company”) pursuant to a Mobile Business Sales and License Agreement (the “Atlus Agreement”) dated September 27, 2004 entered into between BBMF and Atlus (“Acquired Assets” or “Atlus Mobile”). The Acquired Assets include four official websites registered with all the three mobile carriers in Japan, NTT Docomo, au KDDI and Vodafone. Through these websites, the Company has the right to directly distribute mobile games, ringtones and wallpapers and other related mobile contents to registered mobile subscribers.

The financial statements include the assets, liabilities, revenue and cost of goods associated with production of mobile contents for sales, as well as other costs associated with operating the mobile phone websites, general and administrative, and sales and marketing activities.

The financial positions, results of operation, and cash flows of Atlus Mobile may differ from those that would have been achieved had the business been operated independently.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICY

Basis of Presentation

The carve out financial statements as of March 31, 2004 and 2003 are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and in a manner which management believes is reasonable and appropriate. The preparation of these financial statements includes the use of “carve out” accounting procedures wherein certain assets, liabilities, and expenses historically recorded or incurred at the Atlus Co. Ltd. level, which were related to Altus Mobile operations, have been identified and allocated an appropriate portion to present the financial position, operating results and cash flows of Atlus Mobile for the periods presented.

The statement of operations for the Mobile Distribution Business was carved out of Atlus Co. Ltd. using specific identification for revenue and operating expenses, certain general and administrative expenses, depreciation and amortization. Other general and administrative expenses, such as corporate overheads, were allocated primarily based on the percentage of headcount per division to total headcount. Income tax expense was recalculated based on the Atlus Co. Ltd.’s effective tax rate applied to pretax income.

The statements of assets and liabilities for the Mobile Distribution Business were carved out of Atlus Co. Ltd. using division specific identification of assets and liabilities.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICY — Continued

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. While actual results may differ from those estimates, management does not expect the differences, if any, to have a material effect on the financial statements. Estimates are used when accounting for items such as uncollectible accounts receivable, asset valuations, impairment assessments, taxes and other provisions and contingencies.

Translation of Foreign Currencies

The functional currency of Atlus Mobile is the Japanese Yen.

Transactions and financial statement items denominated in a currency other than the United States dollar are translated into the United States dollar at the exchange rates in effect at the balance sheet date for monetary assets and liabilities, and at historical exchange rates for non-monetary assets and liabilities. Revenues and expenses are translated at average rates for the period, except for depreciation which is translated on the same basis as the related assets. Resulting gains or losses, if any, are reflected in net earnings.

Revenue Recognition

Atlus Mobile revenue is derived primarily from subscription fees paid by the mobile users for accessing and downloading mobile games and other contents. As an industry norm, it takes an average of 2 months for Atlus Mobile to receive sales revenue generated by subscriptions fees paid by the users. Between second and third week of each month, carriers issue revenue data for the previous month and payment of the revenue due to Atlus Mobile takes place in the following month.

Revenue was recognized as received when Atlus Mobile was operated as a division of Atlus Co., Ltd.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICY — Continued

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation for server is calculated on reducing balance method at 31.9% per annum while operated under Atlus Co., Ltd.

Capitalized software costs

Costs associated with the acquisition or development of software for internal use are capitalized and amortized over the expected useful life of the software. Capitalized software costs are amortized over useful lives of up to 5 years. Unamortized software costs for Atlus Mobile operation as of fiscal year ended March 31, 2004 and 2003 was US$34,054 and US$45,406 respectively. Amortization expenses included in cost of sales for Atlus Mobile was US$11,351 for each of the fiscal year ended March 31, 2004 and 2003.

Impairment of long-lived assets

In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, Atlus Mobile evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of those assets may not be recoverable. Factors considered important which could trigger an impairment review include, but are not limited to, significant underperformance relative to historical or projected future operating results, significant changes in the manner of use of the assets or Atlus Mobile’s overall business strategies. SFAS No. 144 requires that if the sum of the future cash flows expected to result from the use of and eventual disposition of Atlus Mobile’s long-lived assets, undiscounted and without interest charges, is less than the reported value of those assets, an asset impairment must be recognized in the financial statements. The amount of impairment to recognize is calculated by subtracting the fair value of the assets from the reported value of the assets. In connection with the decision to dispose of Atlus Mobile, management performed an impairment analysis for its long-lived assets, on a held for use basis. This analysis did not result in any impairment charge on long-lived assets in these financial statements.

Exit or disposal activity costs

In June 2002, the Financial Accounting Standards Board (FASB) issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. This Statement requires that costs associated with exit or disposal activities be recorded at their fair values when a liability has been incurred. Under previous guidance, certain exit costs were accrued upon management’s commitment to an exit plan, which is generally before an actual liability has been incurred. This Statement was effective for exit or disposal activities initiated after December 31, 2002. No exit costs have been allocated to Atlus Mobile division before the exit.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICY — Continued

Effects of new accounting standards

No new accounting standards affected the results for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2003, respectively.

NOTE 3 — EQUIPMENT, NET

	2004	2003
Computer equipment	$126,945	$124,685
Less: Accumulated depreciation	(92,007)	(76,084)

	$34,938	$48,601

NOTE 4 — FAIR VALUE OF FINANCIAL INSTRUMENTS

Atlus Mobile’s financial instruments consist of accounts payable and other current liabilities which approximate fair value due to the short maturity of those instruments.

NOTE 5 — TAXES

The federal, same as the effective tax rate for Atlus Mobile, was 42.0% for the fiscal year ended March 31, 2004 and March 31, 2003. The effective tax rate was applied to pretax income to calculate the applicable income tax expense for the Atlus Mobile operation.

NOTE 6 — DIVISIONAL EQUITY

The following table provides a reconciliation of the changes in divisional equity for the Mobile Distribution Business

	Divisional equity
	2004	2003
Balance April 1, 2003 / 2002	$(4,709)	$13,999
Net income	241,155	345,502
Withdrawal from Atlus Co. Ltd.	(26,786)	(364,210)

Balance March 31, 2004 /2003	209,660	(4,709)

Mobile Phone Games and Content Distribution Business
(A Business of Atlus Co. Ltd.)

Unaudited Carve-out Condensed Statement of Operations
For the nine months ended September 30, 2004 and 2003

(Unaudited)

(Expressed in US Dollars)
	2004	2003
Net Sales	719,964	$993,617
Cost of sales	(752,533)	(312,625)

Gross (loss)/profit	(32,569)	680,992
General and administrative expenses	(430,197)	(413,752)

Income before tax	(462,766)	267,240
Tax	—	(113,025)

Net (Loss) / Income	(462,766)	154,215

Notes to Unaudited Condensed Carve Out Special Purpose Statement of Income

For nine months’ period ended September 30, 2004 and September 30, 2003

NOTE 1 — Summary of Significant Accounting Policies

A description of significant accounting policies is included in the Carve Out Financial Statements for the mobile distribution business of Atlus Co., Ltd. for fiscal years ended March 31, 2004 and March 31, 2003. The accompanying unaudited Condensed Carve Out Statement of Income follow the same accounting policies and methods as the Carve Out Financial Statements for fiscal years ended March 31, 2004 and March 31, 2003, respectively, but in accordance with the rules and regulations for interim period financial reporting, certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. The accompanying unaudited Condensed Carve Out Statements of Income should be read in conjunction with the Carve Out Financial Statements and notes thereto.

In the opinion of management, the accompanying unaudited Condensed Carve Out Statements of Income include all material adjustments necessary for a fair presentation. Because of certain holidays and other seasonal influences, operating results for interim periods are not necessarily indicative of the results that may be expected for the full year. No balance sheet is included since there have not been significant changes in the Company’s financial situation since the March 31, 2004 and March 31, 2003, respectively.

NOTE 2 — Description of Business

The accompanying unaudited Condensed Carve Out Special Purpose Statements of Income reflect the carved-out operations of the mobile distribution business of Atlus Co. Ltd. (“Atlus”), which was acquired by BBMF Corporation (“BBMF” or “the Company”) pursuant to a Mobile Business Sales and License Agreement (the “Atlus Agreement”) dated September 27, 2004 entered into between BBMF and Atlus (“Acquired Assets” or “Atlus Mobile”). The Acquired Assets include four official websites registered with all the three mobile carriers in Japan, NTT Docomo, au KDDI and Vodafone. Through these websites, the Company has the right to directly distribute mobile games, ringtones and wallpapers and other related mobile contents to registered mobile subscribers.

The statements of income include the revenue and cost of goods associated with production of mobile contents for sales, as well as other costs associated with operating the mobile websites, general and administrative, and sales and marketing activities.

The results of operation of Atlus Mobile may differ from those that would have been achieved had the business operated independently.

NOTE 3 — Basis of Presentation and Methods of Allocation

The accompanying unaudited Condensed Carve Out Statements of Income as of September 30, 2004 and 2003 are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and in a manner which management believes is reasonable and appropriate. The preparation of these statements of income includes the use of “carve out” accounting procedures wherein certain assets, liabilities, and expenses historically recorded or incurred at the Atlus Co. Ltd. level, which were related to Altus Mobile operations, have been identified and allocated an appropriate portion to present the operating results of Atlus Mobile for the periods presented.

The statement of revenue and expenses for the Mobile Distribution Business was carved out of Atlus Co. Ltd. using specific identification for revenue and operating expenses, certain general and administrative expenses, depreciation and amortization. Other general and administrative expenses, such as corporate overhead, were allocated primarily based on the percentage of headcount per division to total headcount. Income tax expense was recalculated based on the Atlus Co. Ltd. effective tax rate applied to pretax income.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

The following unaudited pro forma condensed combined statement of income have been prepared to give effect to the combination of BBMF Corporation (“BBMF” or “the Company”) and the operations of Atlus Mobile. The unaudited pro forma combined statement of income were prepared using the historical consolidated financial statements of BBMF and the historical carve out special purpose financial statements of Atlus Mobile. The audited pro forma combined statement of income should be read in conjunction with Form 10Q-SB filed on November 15, 2004 which includes the combined balance sheet as of September 30, 2004.

The pro forma information is furnished solely for information purpose and is not indicative of the combined results of operations or financial position that might have been achieved for the periods or dates indicated, nor is it indicative of the future results of estimates and assumptions set forth in the notes to such information. It does not reflect differences in the way the businesses were or will be conducted, nor does it reflect cost savings that may be realized from the elimination of certain expenses and from synergies that may be created or the costs to achieve such cost savings or synergies. No assurance can be given that cost savings and synergies from the transaction will be realized.

Pro forma adjustments are necessary to reflect the purchase price and to adjust Atlus Mobile’s net tangible and intangible assets and liabilities to fair market value. Such fair market value was determined based on independent third party valuation results and management considerations. Pro forma adjustments are also necessary to reflect amortization expenses related to amortizable intangible assets as well as changes in depreciation and amortization expense resulting from fair value adjustments to net tangible assets.

The unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2004 and for the year ended year ended December 31, 2003 are prepared as if the transactions have been completed on December 31, 2002. The unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2004 combines historical results of Atlus Mobile and of BBMF for the nine months ended September 30, 2004. The unaudited pro forma condensed combined statement of income for the year ended December 31, 2003 combines the historical results of Atlus Mobile for the year ended March 31, 2004 and the historical results of BBMF for the year ended December 31, 2003.

The unaudited pro forma condensed combined statement of income are not intended to represent or to be indicative of the consolidated results of operations of the combined company that would have been reported had the transaction been completed as of the dates presented and should not be considered as representative of the future consolidated results of operations of the combined company.

Intercompany balances or transactions between the combining companies were not significant for any of the periods presented. No material pro forma adjustments were required to conform the BBMF’s accounting policies to Atlus Mobile’s accounting policies. Certain reclassifications have been made to conform the BBMF and the Atlus Mobile historical amounts to the pro forma presentation.

BBMF Corporation and Subsidiaries
Unaudited Pro Forma Condensed Combined Statement of Income
For The Year Ended December 31, 2003

(Expressed in USD)
					Pro Forma
	BBMF Corp.	Atlus Mobile	Adjustment		Consolidated
Net sales	$—	$939,481	—		$939,481
Cost of sales	—	(276,413)	(264,504	)(a)	(540,917)

Gross profit	—	663,068	(264,504)		398,564
General and administrative expenses	(197,997)	(421,913)	—		(619,910)

Operating( loss) / profit	$(197,997)	$241,155	(264,504)		$(221,346)
Interest Income	34	—	—		34

(Loss) / Profit before income taxes	$(197,963)	$241,155	(264,504)		$(221,312)
Provision for income taxes	—	(100,486)	—		(100,486)

Net loss / income	$(197,963)	140,669	(264,504)		(321,798)

Loss per share - basic and diluted	$(0.01)				$(0.02)

Weighted average common shares Outstanding — basic and diluted	20,268,668				20,268,668

See accompanying notes to unaudited pro forma condensed combined financial statements.

BBMF Corporation and Subsidiaries
Unaudited Pro Forma Condensed Combined Statement of Income
Nine Months ended September 30, 2004

(Expressed in US Dollars)
					Pro Forma
	BBMF Corp.	Atlus Mobile	Adjustment		Combined
Net sales	$8,177	719,964	—		728,141
Cost of sales	—	(752,533)	(198,377	)(a)	(950,910)

Gross loss	8,177	(32,569)	(198,377)		(222,769)
General and administrative expenses	(1,206,316)	(430,197)	—		(1,636,513)

Operating Loss	(1,198,139)	(462,766)	(198,377)		(1,859,282)
Interest Income	99	—	—		99

Loss before income taxes	$(1,198,040)	(462,766)	(198,377)		(1,859,183)
Provision for income taxes	—		—		—

Net loss	$(1,198,040)	(462,766)	(198,377)		(1,859,183)

Loss per share - basic and diluted	$(0.05)				(0.08)

Weighted average common shares outstanding — basic and diluted	22,423,455				22,423,455

See accompanying notes to unaudited pro forma condensed combined financial statements.

Description of Transaction

Pursuant to a Mobile Business Sales and License Agreement (the “Atlus Agreement”) dated September 27, 2004 signed with Atlus Co., Ltd., a corporation organized and existing under the laws of Japan (“Atlus”), the Company purchased Atlus’ mobile distribution business for an aggregate purchase price of 300,000,000 Japanese Yen (“Atlus Mobile”). Completion and delivery of the Acquired Assets took place on September 30, 2004. Under the agreement, the Company has acquired an exclusive, worldwide license to use certain of Atlus’ game contents, characters and the Atlus trademark (“Atlus Proprietary Rights”). Atlus will receive from the Company a percentage of revenue received from game distribution using Atlus Proprietary Rights in the future.

Pro Forma Adjustments — Statements of Income

(a)	Represents an adjustment to reflect incremental amortization resulting from a fair value adjustment to amortizable intangible assets as illustrated:

		Useful life	Pro forma 2004	Pro forma 2003
Type of intangible assets:	Fair value	(in years)	amortization	amortization
Marketing-related	$1,996,512	10	$149,739	$199,652
Customer-related	158,465	10	11,884	15,846
Contract-related	490,068	10	36,754	49,006

	$2,645,045		198,377	264,504